1000120425
19815646
Chase
8/24/2005
37
MI
$35,000.00
$72,770.67
N
-56.79%
$0.00
1000129033
19816339
Chase
9/14/2005
17
MI
$108,000.00
$103,814.61
N
-6.49%
$0.00
1000190867
19823046
Chase
9/22/2005
9
MN
$379,900.00
$295,769.08
N
2.67%
$0.00
1854279
19784941
Chase
8/18/2005
9/23/2005
43
MS
$35,000.00
$55,169.21
Y
8/22/2005
39
-49.27%
$0.00
$44,900.00
1898350
19787589
Chase
7/6/2005
7/14/2005
85
TX
$93,900.00
$79,950.52
N
-6.10%
$0.00
$74,000.00
1925673
19791235
Chase
7/29/2005
62
MI
$79,900.00
$87,898.37
N
-28.66%
$0.00
1968995
19806702
Chase
9/27/2005
4
OK
$128,000.00
$104,000.00
N
4.06%
$0.00
1970891
19807585
Chase
7/6/2005
9/16/2005
85
TX
$72,900.00
$67,519.65
Y
7/11/2005
80
1.25%
$0.00
$68,000.00
REO Report
Date: 11/1/2005 9:49:24 AM Deal Number: SASCO 2005-NC1 Report As of: 9/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln
Nbr
Loan Number
Servicer Name
Originator
Tfr Dt
Listed Dt
Days in
Inventory
State
CV
UPB
Val Dt
Val Meth
Eviction
Required
Evict Start Dt
Evict Cmp Dt
Days in
Eviction
State Avg
Insurance
In Place
BPO Var. %
EXPENSES
Actual
Projected
List Price
Sales Price
Contract Date
Closing Date
Page 1 of 1 (8 records returned)
REO Report
Date: 11/1/2005 9:49:24 AM Deal Number: SASCO 2005-NC1 Report As of: 9/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln
Nbr
Loan Number
Servicer Name
Originator
Tfr Dt
Listed Dt
Days in
Inventory
State
CV
UPB
Val Dt
Val Meth
Eviction
Required
Evict Start Dt
Evict Cmp Dt
Days in
Eviction
State Avg
Insurance
In Place
BPO Var. %
EXPENSES
Actual
Projected
List Price
Sales Price
Contract Date
Closing Date
Page 1 of 1 (8 records returned)